UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 3, 2026
Commission file number: 001-39898
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Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 3, 2026, Driven Brands Holdings Inc. (the “Company”) issued a press release that includes certain preliminary, unaudited information regarding the Company’s performance for the quarter ended September 26, 2026. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The information in this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 31, 2026, the Audit Committee of the Board of Directors, after consultation with the Company’s management, concluded there were material errors in our previously issued consolidated financial statements for the fiscal years ended December 27, 2025 (“fiscal year 2025”), December 28, 2024 (“fiscal year 2024”), and December 30, 2023 (“fiscal year 2023”), contained in the Company’s Annual Report on Form 10-K for the fiscal year 2025 (the “2025 Form 10-K”) filed with the Securities and Exchange Commission (“SEC”) on May 19, 2026,) and the unaudited quarterly financial information for fiscal years 2025 and 2024 included therein, and in our previously issued unaudited condensed consolidated financial statements for the quarterly periods ended March 28, 2026 and June 27, 2026, filed with the SEC on June 11, 2026 and August 6, 2026, respectively (the “2026 Quarterly Reports”).

The Audit Committee concluded that such financial statements should not be relied upon and required restatement (the “Restatement”). Additionally, the Report of our Independent Registered Public Accounting Firm on the financial statements and internal control over financial reporting included in the 2025 Form 10-K should not be relied upon.

As previously disclosed, on February 23, 2026, the Audit Committee concluded that our previously issued financial statements for fiscal years 2024 and 2023 and the interim periods within fiscal years 2024 and 2025 should not be relied upon, and those periods were restated in the 2025 Form 10-K (the “Prior Restatement”). The errors described below were identified after the filing of the 2025 Form 10-K, principally while preparing for the audits of the fiscal year 2025 financial statements of certain of our subsidiaries that are parties to our Whole Business Securitization.

As of November 3, 2026, the following are the primary categories of errors identified since the filing of the 2025 Form 10-K. The Company’s review is ongoing, and the descriptions below are preliminary and subject to change:

Fixed Asset Adjustments

The fixed asset errors identified to date fall largely into three categories:

•Failure to timely write-off fixed assets, primarily related to sale leaseback transactions;
•Misclassification of fixed assets within fixed asset categories; and
•Incorrect useful lives across certain fixed asset categories.

These errors primarily affected property and equipment, net, depreciation and amortization, asset impairment charges and lease terminations, operating lease right-of-use assets and liabilities, gain on sale of discontinued operations, cash and cash equivalents, as of December 28, 2024, and selling, general and administrative expenses.

In addition, other less significant errors were identified that affect fiscal years 2025, 2024 and 2023, including opening fiscal 2023 accumulated deficit for errors originating in earlier periods, and the quarterly periods within fiscal years 2024, 2025 and 2026.

Management is assessing the effect of the Restatement on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company previously disclosed material weaknesses in the 2025 Form 10-K and 2026 Quarterly Reports. Management’s assessment includes evaluating the relationship of the control deficiencies associated with the Restatement to the previously reported material weaknesses, whether any additional material weaknesses should be reported, and whether the disclosures regarding any previously reported material weaknesses should be expanded or otherwise revised. Management has taken and is taking additional steps to remediate the material weaknesses in our internal control over financial reporting.

The Company will not file its Quarterly Report on Form 10-Q for the quarter ended September 26, 2026 by the November 5, 2026 due date or within the five-day extension period provided by Rule 12b-25. The Company intends to file a Notification of Late Filing on Form 12b-25 on or before November 6, 2026.

The Company’s review of the financial statements and evaluation of its internal control over financial reporting is ongoing and the Company may identify further material errors or material weaknesses.

The Company has discussed the foregoing matters disclosed in this Item 4.02 with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

Forward Looking Statements

This Current Report on Form 8-K contains a number of forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “will,” and variations of such words and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company's plans and expectations, materiality or significance of the misstatements and adjustments presented, which are management’s best estimates as of the date hereof, the Restatement’s quantitative effects, the effectiveness of the restated financial statements and any anticipated conclusions of the Company, the Audit Committee, or the Board of Directors. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the control of the Company.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that additional information may arise out of the continuing review of the financial statements and the evaluation of accounting practices, the preparation of the Company’s restated financial statements or other subsequent events that would require the Company to make additional adjustments, or to identify additional material weaknesses; the risk that the Company will not complete the Restatement or file its amended or future SEC reports within the periods it currently expects; the consequences of any failure to timely file periodic reports, including under the listing rules of The Nasdaq Stock Market LLC, and the agreements governing the Company’s securitization and credit facilities; the costs of the Restatement and of remediating material weaknesses; securities litigation and any regulatory inquiries or proceedings relating to the Company’s financial reporting; and inherent limitations in internal control over financial reporting. For other risk factors affecting the Company, see “Risk Factors” in the 2025 Form 10-K as well as in our other filings with the SEC. Forward-looking statements represent our estimates and assumptions only as of the date on which they are made, and we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of Driven Brands Holdings Inc. dated November 3, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: November 3, 2026	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, Chief Legal Officer, and Secretary